UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2025

AppTech Payments Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-39158	65-0847995
(Commission File Number)	(IRS Employer Identification No.)

5876 Owens Ave, Suite 100

Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (760) 707-5959

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	APCX	OTCQB
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $4.15	APCXW	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 4, 2025, AppTech Payments Corp., a Delaware corporation (the “Company”), entered into an Amendment to Senior Unsecured Convertible Promissory Note (the “Amendment”), by and between the Company and Eleven 11 Management LLC (the “Holder”), amending that certain Senior Unsecured Convertible Promissory Note in favor of the Holder, dated as of June 18, 2025 (the “Original Note”) in the original principal amount of Three Hundred Sixty Thousand and 00/100 Dollars ($360,000.00) (the Original Note as amended by the Amendment, “the Note”).

Pursuant to the Amendment, the maturity date of the Note has been amended to January 16, 2026. The Amendment provides for the payment of the amounts outstanding under the Note as follows: (i) Fifty Thousand Dollars ($50,000) of the principal amount shall be due and payable on December 5, 2025, (ii) Two Hundred Thousand Dollars ($200,000) of the principal amount shall be due and payable on December 20, 2025, (iii) the remaining principal in an amount equal to One Hundred Ten Thousand Dollars ($110,000) shall be due and payable on January 16, 2026, and (iv) the amount of Twenty Thousand Dollars ($20,000) representing all of the remaining outstanding interest shall be due and payable on the maturity date. Further, pursuant to the Amendment, the Holder shall not have the right to convert all or any part of the outstanding and unpaid principal amount and accrued and unpaid interest of the Note until such time that the Company defaults on any payment of principal or interest due pursuant to terms of the Note.

The foregoing is only a brief description of the material terms of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such description is qualified in its entirety by reference to such exhibit.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 with respect to the Transaction Documents above of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

Exhibit No.	Description
10.1	Amendment to Senior Unsecured Convertible Promissory Note, dated as of December 4, 2025, by and between the Company and Eleven 11 Management LLC
104*	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPTECH PAYMENTS CORP.

Date: December 10, 2025	By:	/s/ Thomas DeRosa
Thomas DeRosa, Chief Executive Officer

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